Crossmann Communities, Inc.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held May 23, 2000



To  our  Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of CROSSMANN COMMUNITIES, INC. ("Crossmann" or the "Company") which will be held at the Sheraton Hotel, Indianapolis, Indiana, at 9:00 a.m. on Tuesday, May 23, 2000 for the following purposes:






1.  To elect one director;
2.  To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000;
3.  To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
    ---------------------------------------------------------------------------------------------



     The Board of Directors has fixed the close of business on April 10, 2000 as the record date for determining those shareholders entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

     Representation of at least a majority of all outstanding Common Shares of Crossmann Communities, Inc. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.



                                   Very  truly  yours,


                                   /s/  John  B.  Scheumann
                                   John  B.  Scheumann
                                   Chairman  of  the  Board  of  Directors
                                   and  Chief  Executive  Officer










                         CROSSMANN COMMUNITIES, INC.
                          9210 North Meridian Street
                         Indianapolis, Indiana 46260


                               PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CROSSMANN COMMUNITIES, INC. ("Crossmann" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders, which will be held at 9:00 a.m. on May 23, 2000 at the Sheraton Hotel, 8787 Keystone Crossing, Indianapolis, Indiana, 46240 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the proxy card were first mailed to shareholders on or about April 24, 2000.

    Shareholders Should Read the Entire Proxy Statement Carefully Prior to
                           Returning Their Proxies

                        VOTING RIGHTS AND SOLICITATION

     The close of business on April 10, 2000 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, Crossmann had 10,973,495 common shares without par value, (the "Common Shares"), issued and outstanding. All of the holders of the Company's Common Shares outstanding on the record date are entitled to vote at the Annual Meeting, and shareholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

     Common Shares represented by proxies in the accompanying form which are properly executed and returned to Crossmann will be voted at the Annual Meeting of Shareholders in accordance with the shareholders' instructions
contained  therein.    In  the  absence  of  contrary  instructions,  shares
represented by such proxies will be voted FOR the election of the director as described herein under "Proposal 1--Election of Director;" and FOR ratification of the appointment of auditors as described herein under "Proposal 2--Ratification of Appointment of Auditors." Management does not know of any matters to be presented at this Annual Meeting other that those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgement. Any shareholder has the right to revoke his or her proxy at any time before it is voted. Abstentions and broker non-votes are not counted as negative votes for purposes of determining whether a proposal has been approved.

     The solicitation of proxies is being made by Crossmann, and the entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Crossmann employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Shares, and such persons may be reimbursed for their expenses.









       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


     The following table sets forth information regarding the beneficial ownership of the Company's Common Shares as of April 10, 2000 by (i) each person or entity who is known to the Company to own beneficially more than 5% of the outstanding shares of Common Shares of the Company, (ii) each director,
(iii) each officer listed in the Summary Compensation Table on page 6 of this Proxy Statement and (iv) all directors and officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.






                                                                             PERCENT OF
                                                                             -----------
                                                         NUMBER OF SHARES    COMMON
                                                                             -----------
NAME (1)                                                 BENEFICIALLY OWNED  SHARES (2)
-------------------------------------------------------  ------------------  -----------
John B. Scheumann, Chairman, CEO, Director                        2,085,000        19.00
-------------------------------------------------------  ------------------  -----------
Richard H. Crosser, President, COO, Director (3)                  1,658,517        15.11
-------------------------------------------------------  ------------------  -----------
Steve M. Dunn, Executive Vice President of Operations               136,500         1.24
-------------------------------------------------------  ------------------  -----------
Jennifer A. Holihen, Executive Vice President and CFO,
-------------------------------------------------------
Secretary, Treasurer                                                 29,700            *
-------------------------------------------------------  ------------------  -----------
James C. Shook, Director                                             13,950            *
-------------------------------------------------------  ------------------  -----------
Larry S. Wechter, Director                                            8,700            *
-------------------------------------------------------  ------------------  -----------
                                                                                       *
                                                                             -----------
FMR Corporation                                                   1,159,100        10.56
-------------------------------------------------------  ------------------  -----------

All directors and executive officers
-------------------------------------------------------
as a group (6 persons)                                            3,932,367        35.84
-------------------------------------------------------  ------------------  -----------

*  Denotes  less  than  1%

(1)          The  address  of  each  beneficial  owner  is  9210  North Meridian Street,
Indianapolis,  Indiana, 46260, except FMR Corp. , which is 82 Devonshire Street, Boston,
Massachusetts,  02109.
(2)          There  were  10,973,495  shares  issued  and outstanding at April 10, 2000.
(3)       All of the 1,658,517 shares owned beneficially by Mr. Crosser are owned by the
Richard  H.  Crosser  Living  Trust,  a  revocable  trust  established by  Mr.  Crosser  on  February  25,  1992.  The beneficiaries of the trust are Mr.
Crosser's  children.    Mr.  Crosser  is  the  trustee  of  the  trust.
(4)      One thousand, eight hundred of the shares owned beneficially by Mr. Wechter are owned  by  the  Penn  Meridian  Foundation,  a  trust  established by Mr. Wechter on December 11, 1995.  Mr. Wechter and his wife, Janis Wechter, are co-trustees  of  the  trust.












                                  PROPOSAL 1

                            ELECTION OF DIRECTORS

     The members of the Board of Directors of Crossmann Communities, Inc. are classified into three classes, one of which is elected at each Annual Meeting of Shareholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominee for the class of Directors to be elected at this annual meeting is set forth below. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominee named below. If the nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware that the nominee is unable or will decline to serve as a director.


NOMINEES  TO  THE  BOARD  OF  DIRECTORS







Name                 Occupation                                Director Since  Class and Year Term will Expire
-------------------  ----------------------------------------  --------------  -------------------------------
                                                                                                                Age
                                                                                                                ---
Jennifer A. Holihen  Executive Vice President and Chief
                     Financial Officer, Treasurer, Secretary,            1993  Class I  2003                     41
                     Crossmann Communities, Inc.



     Jennifer A. Holihen has served as a director of the Company since September 1993. Ms. Holihen is Executive Vice President and Chief Financial Officer, Secretary and Treasurer of Crossmann and has been employed by the Company since 1983 as its principal financial and accounting officer. Ms.
Holihen is a Certified Public Accountant and holds an MBA in Accounting and Management Information Systems from Indiana University. She is a member of the Indiana Society of Certified Public Accountants and the American Institute of Certified Public Accountants.



DIRECTORS  NOT  STANDING  FOR  ELECTION

     The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.





                                                            Director  Class and Year
Name                Principal Occupation                    Since     Term will Expire  Age
------------------  --------------------------------------  --------  ----------------  ---
John B. Scheumann   Chairman of the Board of Directors and
                    Chief Executive Officer, Crossmann          1992  Class III  2002    51
                    Communities, Inc.
Richard H. Crosser  President and Chief Operating Officer,
                    Crossmann Communities, Inc.                 1992  Class III  2001    61
James C. Shook      The Shook Agency, Lafayette, Indiana        1994  Class III  2001    68
Larry S. Wechter    Managing Director and CEO, Monument         1994  Class III  2002    44
                    Advisors



     John B. Scheumann has been the Company's Chairman of the Board of Directors and its Chief Executive Officer since 1992 and has served as a senior executive officer since joining the Company in 1977. Before joining the Company, Mr. Scheumann was employed by National Homes Construction Corp. for three years in a variety of capacities, last serving as Division Controller for Multi-Family Construction.

     Richard H. Crosser has been the Company's President and Chief Operating Officer and has served on its Board of Directors since 1992. He has been a senior executive officer since joining the Company in 1974. Prior to 1974, Mr. Crosser was employed by National Homes Construction Corp. for 15 years in a variety of capacities, last serving as a regional manager of the company.

     James C. Shook was elected to Crossmann's Board of Directors in March 1994. Mr. Shook was President of the Shook Agency, Inc., a real estate brokerage firm in Lafayette, Indiana from 1984 until his retirement in January 2000. Mr. Shook's other corporate affiliations include directorships of Vectren, Inc. (A merger of Indiana Energy, Inc. and Southern Indiana Gas and
Electric Co.) and the advisory board of Bank One, Indiana, N.A. Community service includes past and present directorships of the Indiana Chamber of Commerce, Greater Lafayette Chamber of Commerce, Greater Lafayette Progress, Inc., United Way, Greater Lafayette Community Foundation, North Central Health Services, Inc., Dean's Advisory Committee of the Krannert School of Management at Purdue University, and the Purdue Foundation.

     Larry S. Wechter is Managing Director and CEO of Monument Advisors, Inc., an investment bank based in Indianapolis, which Mr. Wechter founded in 1997. Before founding Monument Advisors, Mr. Wechter served as CFO and then President and director of ADESA Corporation (NASDAQ: SOLD), currently the second largest owner and operator of auto auctions throughout the United
States and Canada. ADESA was sold to Minnesota Power, Inc. (NYSE: MPL) in 1996. Mr. Wechter serves on the boards of Symons International (NASDAQ:
SIGC), re:Member Data Services, Inc., the Enterpreneurship Advisory Board for Ball State University, and the Midwest Entrepreneurial Education Center. He is a member of Eagle Investments I, LLC, a private placement company, he is a board member and officer of Family Auto, an automobile chain based in Indianapolis. Mr. Wechter received his Bachelor of Science from Ball State University, is a certified public accountant and holds series 7, 63, 24, and 27 securities licenses.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT JENNIFER A. HOLIHEN AS DIRECTOR OF THE COMPANY.

                                  PROPOSAL 2

                   RATIFICATION OF APPOINTMENT OF AUDITORS

     The firm of Deloitte & Touche LLP served as auditors for the Company for the fiscal years ended December 31, 1995 through 1999. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented to the meeting to ratify the appointment of Deloitte & Touche LLP by the Board of Directors as independent auditors to audit the accounts and records of the Company for the fiscal year ending December 31, 2000 and to perform other appropriate services. In the event that shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Board of Directors would reconsider such appointment.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR 2000.





                         BOARD OF DIRECTORS MEETINGS

     The  Board  of  Directors  of  the  Company held a total of four meetings
during  1999.    All  meetings  were  attended  by  all  of  the  Directors.

     In March 1994 the Board designated an Audit Committee and a Compensation Committee of the Board of Directors, the functions of which are described below.

     The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the non-audit services performed by the Company's auditors and reviewing all potential conflicts of interest. This Committee, currently consisting of John B. Scheumann, Larry S. Wechter and James C. Shook, held two meetings during 1999.

     The Compensation Committee was formed and currently consists of James C. Shook and Larry S. Wechter, non-employee members of the Board of Directors. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of the executive officers of the Company and for administering the Employee Option Plan. The Compensation Committee held two meetings during 1999.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Salaries, bonuses and option grants for all employees were recommended by Messrs. Scheumann and Crosser and Ms. Holihen, and approved by the Compensation Committee. Messrs. Scheumann and Crosser, and Ms. Holihen do not participate in setting their personal salaries, bonuses or option grants.

DIRECTOR  COMPENSATION

     In 1999, the non-employee members of the Board of Directors each received $12,000 in the Company's Common Shares.

     Under the Company's Outside Director Stock Option Plan, (the "Outside Director Plan") each non-employee Director is entitled to receive the grant of an option to purchase 1,500 Common Shares on their initial election and each re-election to the Board of Directors, or more frequently as determined by the employee Directors of the Company. The total number of Common Shares with respect to which option may be granted under the Outside Director Plan may not exceed 37,500 Common Shares. The Outside Director Plan is administered by the Board members who are employees of the Company. Options granted under the Outside Director Plan constitute non-qualified stock options for income tax purposes. Messrs. Wechter and Shook each were granted options to purchase 1,000 Common Shares on January 4, 1999.



                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four other highest-paid executive officers for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997, 1998, and 1999, respectively.



                                    SUMMARY COMPENSATION TABLE

                                       Annual Compensation                  Long Term Compensation



                                                          Other                   All Other
                                                          -------------           ----------------
                                      Salary    Bonus     Compensation   Options  Compensation (1)
                                      --------  --------  -------------  -------  ----------------
Name and Principal Position     Year       ($)       ($)            ($)                        ($)
------------------------------  ----  --------  --------  -------------           ----------------
John B. Scheumann, Chairman     1999   200,000   300,000          3,529  None               13,988
 and Chief Executive Officer    1998   185,000   275,000          2,250                     14,249
                                1997   175,000   265,000            619                     20,500
Richard H. Crosser, President   1999   200,000   300,000          1,303  None               13,988
 and Chief Operating Officer    1998   185,000   275,000          1,376                     14,249
                                1997   175,000   265,000          1,370                     20,500
Steve M. Dunn, Executive Vice   1999   125,000   150,000          1,478  None               13,988
 President of Operations        1998   120,000   100,000          1,035                     12,938
                                1997   100,320    75,000            592                     20,500
Jennifer A. Holihen, Chief      1999    90,000   125,000          4,385    4,000            13,988
 Financial Officer, Treasurer,  1998    80,000   110,000          4,119    4,000            14,249
 Secretary                      1997    75,000   100,000          3,678    7,500            20,500


(1)    Represents  contributions  by  the  Company  to the named individual's profit sharing plan.



OPTION  PLAN  BENEFITS

     The following table sets forth the benefits allocated under the Outside Director Plan and the Employee Option Plan (collectively, the "Plans") for the fiscal year ended December 31, 1999 to each of the named executive officers; all current executive officers as a group; all current directors who are not executive officers as group; and all employees, including all current officers who are not executive officers, as a group. The amount of such benefits are not necessarily indicative of the amounts that will be granted in the future. The closing sale price of a Common Share at the close of business on April 10, 2000 was $15.00.





                                              EMPLOYEE OPTION PLAN NUMBER OF UNITS  OUTSIDE DIRECTOR OPTION PLAN NUMBER OF UNITS

NAME

John B. Scheumann                                                              -0-                                           -0-
Richard H. Crosser                                                             -0-                                           -0-
Steve M. Dunn                                                                  -0-                                           -0-
Jennifer A. Holihen                                                          4,000                                           -0-


All Other Executive Officers
  as a Group                                                                   -0-                                           -0-

All Directors who are not Executive Officers                                                                               2,000

All non-Executive Officers
  and Employees as a Group                                                  94,970




The following table contains information concerning the grant of stock options under the Company's Employee Option Plan to the named executive officers and groups indicated. The table also lists potential realizable values of such options on the basis of assumed annual compounded appreciation rates of 5% and 10% over the life of the options, which are set at a maximum of 10 years.





                                 % OF TOTAL                         POTENTIAL REALIZABLE VALUE
                                 OPTIONS                            AT ASSUMED ANNUAL RATES
                                 GRANTED TO  EXERCISE               OF PRICE APPRECIATION OVER
                     OPTIONS     EMPLOYEES   PRICE      EXPIRATION                         10 YEARS
NAME                 GRANTED(#)  IN 1999     ($/SHARE)  DATE        5%($)                    10%($)
-------------------  ----------  ----------  ---------  ----------  -------------------------------
John B. Scheumann           -0-         -0-        -0-         -0-                              -0-      -0-
Richard H. Crosser          -0-         -0-        -0-         -0-                              -0-      -0-
Steve M. Dunn               -0-         -0-        -0-         -0-                              -0-      -0-
Jennifer A. Holihen       4,000           4      23.06     1/05/09                          150,249  239,247



     The following table provides information with respect to the named executive officers and groups indicated concerning the unexercised options held as of the end of the last fiscal year.


                           AGGREGATED OPTION VALUES AT DECEMBER 31, 1999



                                                                           VALUE OF UNEXERCISED
                                                                           -------------------------
                                      VALUE                                OPTIONS AT YEAREND:
                                      ----------------                     -------------------------
                                      REALIZED:         NUMBER OF OPTIONS  MARKET PRICE OF $15.50 -
                                      ----------------  -----------------  -------------------------
                     SHARES ACQUIRED  MARKET PRICE OF   UNEXERCISED AT     EXERCISE PRICE RANGING
                     ---------------  ----------------  -----------------  -------------------------
NAME                 ON EXERCISE      $          15.50  DECEMBER 31, 1999  FROM$5.17 TO $23.06
-------------------  ---------------  ----------------  -----------------  -------------------------
Jennifer A. Holihen              -0-               -0-             67,000  $               1,211,263
-------------------  ---------------  ----------------  -----------------  -------------------------






COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

         General. The Company has undertaken to formulate a competitive compensation policy for executive officers that will attract, motivate and retain qualified and productive personnel, reward superior performance, and provide long-term incentives based on that performance. The Company also has attempted to develop a compensation policy that will serve to align the interests of the Company, its executive officers, and its shareholders. The primary components of executive compensation consist of base salaries, a performance-based cash bonus plan, and stock options.

     Base salaries. Management has traditionally held that it is in the Company's best interest to keep base salaries of employees at all levels as low as possible, due to uncertainties inherent in the homebuilding business that affect the amount and timing of income: weather, interest rates and other credit issues, the availability of developed lots, labor supply, etc. This policy ensures a low break-even point and conserves cash. Management also believes that its compensation system is consistent with hiring young professionals and developing them as managers in the Company.

          Bonuses.   In light of relatively low base salaries, it is the
Company's policy to pay a substantial portion of the compensation an officer has the opportunity to earn as a year-end bonus, provided that certain predetermined corporate goals and individual performance objectives are achieved. By weighing bonus compensation heavily, management believes it has an effective tool for enhancing Company performance, while protecting the Company from high fixed costs. Bonuses are computed only when actual earnings performance for the entire year is known.

      The Company's executive officers  earn substantial bonuses if overall
corporate  earnings  objectives  are  achieved  and  if    they  accomplish
predetermined strategic objectives. In 1999, Crossmann achieved or exceeded its earnings objectives in every quarter and achieved its strategic objective of expanding into new markets. Year-end bonuses for 1999 were paid in accordance with the guidelines set by the Compensation Committee.

          Stock Options.The Compensation Committee authorized incentive options to key employees on January 5, 1999 at a grant price of $23.06 per share.

      2000 COMPENSATION POLICY. During 1999, the Compensation Committee reviewed salary surveys provided by Deloitte & Touche LLP and examined recent proxy statements of other homebuilders and found Crossmann's compensation generally lower by a substantial margin, while the Company's profitability, returns on equity and assets, and growth are generally higher. The Committee attributes this high level of productivity to the long-term orientation of
its  management  team.    Crossmann's  management  has  substantial personal
investment in the Company's stock; therefore, the Committee believes that interests of senior management are consistent with that of the Company's stockholders. In light of the disparity between the Company's compensation structure and that of its peers, the Compensation Committee is evaluating its compensation policy to ensure it can continue to retain key managers.

         The Committee has set the following goals for management in 2000:

- To ensure the Company achieves its earnings targets in the face of higher overall interest rates;

- To support operating managers in producing acceptable volume levels and margins, particularly monitoring new markets where performance is unproven; and

       - To employ capital appropriately in each market to achieve an acceptable return on assets.

Submitted by the Compensation Committee                    James C. Shook
                                                          Larry S. Wechter




PERFORMANCE  GRAPH

          The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock, assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of Standard & Poor's 500 Stock Index and the peer group indicated below from December 31, 1994 through December 31, 1999.







Measurement Period     Crossmann Communities, Inc.  Homebuilding 500  S & P 500 Index
---------------------  ---------------------------  ----------------  ---------------
(Fiscal Year Covered)
---------------------
1994                                        100.00            100.00           100.00
---------------------  ---------------------------  ----------------  ---------------
1995                                        357.14            142.80           137.58
---------------------  ---------------------------  ----------------  ---------------
1996                                        323.80            130.23           169.17
---------------------  ---------------------------  ----------------  ---------------
1997                                        789.29            208.37           225.60
---------------------  ---------------------------  ----------------  ---------------
1998                                        789.29            254.24           290.08
---------------------  ---------------------------  ----------------  ---------------
1999                                        442.86            171.54           351.12
---------------------  ---------------------------  ----------------  ---------------




CERTAIN  TRANSACTIONS

       The Company had business dealings with certain affiliates, including its Chairman of the Board and CEO, John B. Scheumann and its President and COO, Richard H. Crosser and entities with which they are affiliated. Since its initial public offering , the policy of the Company has been to require that such transactions be on terms not less favorable to the Company than reasonably available from unrelated third parties and that they be approved by a majority of the disinterested members of the Board of Directors of the Company.

        The Company leases approximately 25,000 square feet of office space for its headquarters, and an additional 4,000 square feet for its mortgage brokerage subsidiary, at 9202 and 9210 North Meridian Street in Indianapolis, Indiana from Crossmann Properties LLC, an entity now 81.0% owned by principal shareholders John B. Scheumann and Richard H. Crosser and 19.0% owned by the
Company.    The  monthly  lease  payments  are  $35,701.

       The Company charters an aircraft for corporate use from DJAC LLC, an entity 30% owned by principal shareholders John B. Scheumann and Richard H. Crosser and 50% owned by the Company. In 1999, the Company expended $217,674 for the use of the aircraft.

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more that ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the knowledge of the Company, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners have been made in a timely manner.


                              OTHER MATTERS

     Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.


          It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.






























            SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Shareholder proposals intended to be considered at the 2001 Annual Meeting of Shareholders must be received by Crossmann Communities, Inc. no later than December 31, 2000. The proposal must be mailed to the Company's principal executive officer, 9210 North Meridian Street, Indianapolis, Indiana, 46260, Attention: Jennifer A. Holihen. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.



                                    By the Order of the Board of Directors


                                                 /s/ Jennifer A. Holihen
                                   Jennifer  A.  Holihen
                                   Secretary




April  10,  2000
Indianapolis,  Indiana










                               REVOCABLE PROXY

                         CROSSMANN COMMUNITIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        Annual Meeting of Shareholders

                                 May 23, 2000


The undersigned hereby appoints the Board of Directors of Crossmann Communities, Inc., or the majority of such directors, with powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Crossmann Communities, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Sheraton Hotel, 8787 Keystone Crossing, Indianapolis, Indiana, at 9:00 a.m. on May 23, 2000, and at any and all adjournments thereof, as follows:


                         (Continued on Reverse Side)


                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                         CROSSMANN COMMUNITIES, INC.

May  23,  2000

[X]  Please  mark  your
      votes  as  in  this
      example.




The  Board  of  Directors  recommends  a  vote  "FOR"  each  of  the  listed  propositions.



1.  The election as   FOR    WITHHOLD AUTHORITY                                     Nominee:   Jennifer A. Holihen
director of the      [  ]          [  ]
nominee listed
at right.



2.  Approval and ratification of the appointment of                                 FOR    AGAINST   ABSTAIN
     Deloitte & Touche LLP as auditors for the year                                 [ ]      [ ]       [ ]
     ending December 31, 2000.
3.  In their discretion, the proxies are authorized to
     vote on any other business that may properly
     come before the Meeting or adjournment thereof.
This proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Crossmann Communities, Inc., prior to the executor of this proxy, of notice of the Meeting, a proxy statement and an Annual Report to shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSITIONS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT
SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN
THIS PROXY IN THEIR BEST JUDGEMENT.  AT THE PRESENT TIME, THE
BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE MEETING.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)________________________________________DATE____________
Note: Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
